Exhibit 10.5


                              REVOLVING CREDIT NOTE



$5,000,000                                                         June 26, 1997
                                                        Pittsburgh, Pennsylvania

         FOR VALUE RECEIVED, the undersigned, COLONIAL DOWNS, L.P., a Virginia limited partnership (herein called the "Borrower"), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank") the lesser of (i) the principal sum of FIVE MILLION U.S. DOLLARS (U.S. $5,000,000), or (ii) the aggregate unpaid principal balance of all Loans made by the Bank to the Borrower pursuant to Section 1.1 of the Revolving Line of Credit Agreement dated as of June 26, 1997 between the Borrower and the Bank (the "Credit Agreement"), whichever is less, payable on the Expiration Date.


         The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 1 of, or as otherwise provided in, the Credit Agreement.


         Upon the occurrence and during the continuation of a Remedies Event, the Borrower shall pay interest on the entire principal amount of the then outstanding Loans evidenced by this Revolving Credit Note at a rate per annum (based on a year of 360 days and actual days elapsed) equal to four percent (4%) per annum above the rate of interest otherwise applicable with respect to such Loans. Such interest rate will accrue before and after any judgment has been entered.


         Subject to the provisions of the Credit Agreement, interest on this Revolving Credit Note will be payable on the first day of each calendar month after the date hereof and on the Expiration Date.


         If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time may be included in computing interest or fees, if any, in connection with such payment or action.


         Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Bank located at One PNC Plaza, 249 Fifth Avenue, P1-POPP-19-2, Pittsburgh, Pennsylvania 15222-2707, Attention: Real Estate Banking, in lawful money of the United States of America in immediately available funds.


         This Note is the Revolving Credit Note referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests or Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.


         All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.


         Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.


         This Note shall bind the Borrower and its successors and assigns (provided, however, Borrower may not assign this Note without the prior written consent of Bank), and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the "Borrower" and the "Bank" shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns.


         This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.


                  This Note is secured, inter alia, by a certain Deed of Trust and Security Agreement (the "Deed of Trust ") of even date herewith from Borrower and Colonial Downs Holdings, Inc., a Virginia corporation to Lawyers Title Realty Services, Inc., a Virginia corporation, as Trustee for the benefit of the Bank, covering certain property more particularly described therein.


         Notwithstanding any provision of this Note to the contrary, it is the intent of Borrower and the Bank that the Bank shall not at any time be entitled to receive, collect or apply, and Borrower and the Bank shall not be deemed to have contracted for, as interest on the principal indebtedness evidenced hereby, any amount in excess of the maximum rate of interest permitted to be charged by applicable Law, and in the event the Bank ever receives, collects or applies as interest any such excess, such excess shall be deemed partial payment of the principal indebtedness evidenced hereby, and if such principal shall be paid in full, any such excess shall forthwith be paid to Borrower.


         No delay or omission on the part of the Bank or of any holder hereof in exercising any right hereunder or under the Loan Agreement shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Borrower and every endorser of this Note, regardless of the time, order or place of signing, consent to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges, renewals or releases of collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.


         The obligations and liability of the Borrower hereunder shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based upon any claim that the Borrower may have against the Bank.


         No change, modification or amendment to any term or provision of this Note shall be valid unless consented to in writing by the Bank and the Borrower.


         CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESSES PROVIDED FOR IN THE FIRST PARAGRAPH HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.


         WAIVER OF JURY TRIAL. EACH OF BORROWER AND BANK WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BANK AND BORROWER AND BANK EACH ACKNOWLEDGES THAT NEITHER BORROWER NOR BANK NOR ANY PERSON ACTING ON BEHALF OF BORROWER OR BANK HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. EACH OF BORROWER AND BANK FURTHER ACKNOWLEDGES THAT EACH PARTY HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT EACH PARTY HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER AGREES THAT THE OBLIGATIONS EVIDENCED BY THIS NOTE ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1061, ET SEQ.

         IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers with the intention that it constitute a sealed instrument.


ATTEST:
                                 COLONIAL DOWNS, L.P.,
                                 a Virginia limited partnership

                                 By:  STANSLEY RACING CORP., a Virginia
                                      corporation, its sole general partner


By:                              By:  /s/ Jeffrey P. Jacobs
    -----------------------          --------------------------
Name:                            Name:  Jeffrey P. Jacobs
Title:                           Title: CEO



[SEAL]